Exhibit 4

[FRONT OF CERTIFICATE -- CERTIFICATE PAPER]


NUMBER                                                                  SHARES
00000                                [LOGO]                            _________


                                                               CUSIP 87154P 10 5
[BEGIN LEFT MARGIN TEXT]

     COUNTERSIGNED AND REGISTERED
     NATIONAL CITY BANK (CLEVELAND, OHIO)
     TRANSFER AGENT AND REGISTRAR


     BY ________________________________________
                               AUTHORIZED OFFICER

[END LEFT MARGIN TEXT]



                        SYMONS INTERNATIONAL GROUP, INC.
               INCORPORATED UNDER THE LAWS OF THE STATE OF INDIANA

This certifies that ___________________________________________________________

                             [SIG LOGO (watermark)]

is the registrant holder of ___________________________________________________

                  FULLY PAID AND NON-ASSESSABLE COMMON SHARES
                     WITHOUT PAR VALUE IN THE CAPITAL STOCK



                        SYMONS INTERNATIONAL GROUP, INC.


                              [COMMON (watermark)]

transferable only on the books of the Corporation by such registered holder in person or by his duly authorized attorney upon surrender of this Certificate properly endorsed.

     This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar of the Corporation.

     In Witness Whereof the Corporation has caused this Certificate to be signed by its duly authorized officers.

               Dated


/s/ David L. Bates                                /s/ Alan G. Symons

    SECRETARY                                    CHIEF EXECUTIVE OFFICER

       THE SHARES REPRESENTED BY THIS CERTIFICATE ARE TRANSFERABLE AT THE
        CORPORATE TRUST OFFICE OF NATIONAL CITY BANK IN CLEVELAND, OHIO.


                               [SPECIMEN STAMPED]

                             [BACK OF CERTIFICATE]


THE CORPORATION WILL FURNISH TO A SHAREHOLDER, ON WRITTEN REQUEST AND WITHOUT CHARGE, A FULL COPY OF THE TEXT OF (I) THE AUTHORITY OF THE CORPORATION TO (A) ISSUES DIFFERENT CLASSES OF SHARES OR DIFFERENT SERIES WITHIN A CLASS, (B) THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS APPLICABLE TO EACH CLASS AND (C) THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES; AND (II) THE AUTHORITY OF THE BOARD OF DIRECTORS OF THE CORPORATION TO DETERMINE VARIATIONS FOR FUTURE SERIES.

         The following abbreviations, when used in the inscription on the face of this Certificate shall be construed as thought they were written out in full according to applicable laws or regulations:

                      UNIF GIFT MIN ACT - _____ Custodian _______
                                          (Cust)          (Minor)
TEN COM - as tenants in common
TEN ENT - as tenants by the entireties         under Uniform Gifts to Minors Act
 JT TEN - as joint tenants with right
              to survivorship and not as         __________________________
              tenants in common                             (State)

     Additional abbreviations may also be used though not in the above list.

         Keep this Certificate in a safe place. If it is lost, stolen or destroyed, the Corporation will require a bond of indemnity as a condition to the issuance of a replacement Certificate.

For value received,_______________________ hereby sell, assign and transfer unto


--------------------------------------------------------------------------------
        (Please print or Typewrite Name, Address, Including Zip Code or
                            Postal Code of Assignee)


                                      Please Insert Social Security, Social
                                      Insurance or Other identifying
                                      Number of Assignee

                                      [                                    ]
                                      [                                    ]

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__________________________________________________________________ Shares of the
Capital Stock represented by the within-named Certificate, and do hereby irrevocably constitute and appoint

________ Attorney to transfer the said stock on the Books of the within-named Corporation with full power of substitution in the premises.

Dated ______________________________



                                        X ______________________________________

                                        N0TICE: THE SIGNATURE TO THIS ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME AS WRITTEN
                                        UPON  THE  FACE OF THE  CERTIFICATE,  IN
                                        EVERY PARTICULAR,  WITHOUT ALTERATION OR
                                        ENLARGEMENT, OR ANY CHANGE WHATEVER.

In the Presence of

_____________________________________
Signature Guaranteed by: